FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                 (Date of earliest event reported)
                          October 18, 2000



                       US Airways Group, Inc.
                 (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                 (Commission file number: 1-8442)

    (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                       US Airways Group, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)



                          US Airways, Inc.
              2345 Crystal Drive, Arlington, VA 22227
             (Address of principal executive offices)
                          (703) 872-7000
       (Registrant's telephone number, including area code)





Item 5. Other Events

     On October 18, 2000, US Airways Group, Inc. (US Airways Group or the "Company") and US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three and nine months ended September 30, 2000, and selected operating and financial statistics for US Airways for the same period (see Exhibit 99 to this report).

     Rakesh Gangwal, President and Chief Executive Officer of both US Airways Group and US Airways; Lawrence M. Nagin, Executive Vice President--Corporate Affairs and General Counsel of both companies; Michelle V. Bryan, Senior Vice President of Human Resources; Thomas A. Mutryn, Senior Vice President--Finance and Chief Financial Officer of both companies; and Greg Taylor, Senior Vice President--Planning for US Airways, spoke with industry analysts on a conference call following the news release.

     During the call, select balance sheet information was provided. The Company's liquidity as of September 30, 2000 was $1.7 billion, including an undrawn $500 million revolving credit facility. Total debt outstanding including capital lease obligations as of September 30, 2000 was $2.8 billion.

     The following information was also disclosed during the call:

-- Year-over-year unit revenue performance for the fourth quarter of 2000 is expected to decline as pressure on yields continue.

-- Year-over-year unit cost, excluding fuel, for the fourth quarter of 2000 is expected to decline though not as much as the decline experienced in the third quarter of 2000.

-- US Airways anticipates paying $1.06 per gallon including taxes for the fourth quarter of 2000.

-- Based on expected downward pressures on yield, higher fuel costs and other factors, US Airways expects to post a loss for the fourth quarter of 2000.

-- Available seat miles are expected to increase 13% year-over-year for the fourth quarter of 2000. East-west capacity is expected to grow approximately 27% and Florida capacity will increase seasonally approximately 15%. Load factor for the fourth quarter of 2000 is expected to increase by approximately 1.5 percentage points.

-- US Airways expects to take delivery of 18 A320-family aircraft and two A330 aircraft in the fourth quarter of 2000, 23 A321 aircraft and two A330 aircraft in 2001, and 17 A320-family aircraft in 2002. In addition, US Airways anticipates having 70 regional jets deployed by the end of 2001. US Airways expects to retire 20 DC9s, eight MD80s and one Boeing 737-200 aircraft in 2001. Based on these assumptions, US Airways' capacity is expected to increase 8% to 10% in 2001.

     Certain of the information discussed on the conference call should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: economic conditions; labor costs; financing costs; aviation fuel costs; the anticipated merger of the Company and a subsidiary of UAL Corporation; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation; consumer perceptions of US Airways products; demand for air transportation in the markets served by US Airways; other operational matters and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.







Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------
    99        News release dated October 18, 2000 of US Airways
              Group, Inc. and US Airways, Inc.



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                US Airways Group, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: October 18, 2000     By:  --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                Chief Accounting Officer

                                US Airways, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: October 18, 2000     By:  --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                Chief Accounting Officer













            (this space intentionally left blank)


Exhibit 99

US AIRWAYS GROUP 3RD QUARTER NET LOSS IS $30 MILLION
COMPARED TO $85 MILLION LOSS IN 3RD QUARTER OF 1999

     ARLINGTON, Va., Oct. 18, 2000 -- US Airways Group, Inc., reported a net loss for the third quarter today of $30 million on revenues of $2.4 billion. Operating income for the quarter was $5 million. Diluted loss per common share was 45 cents.

     "Our third quarter results are disappointing, reflecting very high fuel costs and increased competition on a significant number of routes. US Airways employees, however, are to be congratulated for a marked year-over-year improvement in our operational performance, especially at a time when we continue to bring a large number of new aircraft into the system," said US Airways President and CEO Rakesh Gangwal.

     US Airways Chairman Stephen M. Wolf said: "We are continuing to work closely with the experts at the U.S. Department of Justice, U.S. Department of Transportation, the European Commission and the state attorneys general on their reviews of our merger with United Airlines, which we believe will bring vastly increased breadth of service to communities on the US Airways system."

     US Airways Group's operating income of $5 million compares to a loss of $111 million in the third quarter of 1999. Operating revenues for the quarter of $2.4 billion were an improvement of 13.3 percent over 1999 while operating expenses of $2.4 billion were 7.4 percent higher than the previous year. The net loss for the quarter of $30 million was an improvement of 64.7 percent over the net loss of $85 million in 1999. The diluted loss per common share of 45 cents compares to a loss of $1.19 in 1999.

     Total revenue passenger miles for the quarter were up 19.7 percent over the third quarter of 1999 as available seat miles rose
17.2 percent. The load factor for the period was 72.9 percent, up by
1.5 percentage points over the third quarter of 1999. Revenue per available seat mile of 12.15 cents was 3.5 percent below that of 1999 while
                             -more-


US AIRWAYS GROUP 3RD QUARTER NET LOSS IS $30 MILLION
COMPARED TO $85 MILLION LOSS IN 3RD QUARTER OF 1999
Page Two
Oct. 18, 2000


cost per available seat mile of 12.28 cents was lower by 9.5 percent. The cost of aviation fuel per gallon was 98.27 cents, an increase of
54.7 percent, while the number of gallons consumed increased 16.7 percent.

     For the first nine months of 2000, operating income was $34 million, down 86.8 percent from 1999. Operating revenues of $6.9 billion were higher by 7.0 percent while operating expenses of $6.9 billion were higher by 10.9 percent, largely reflecting increased costs for fuel. The net loss for the first nine months of $168 million is 160.4 percent below the net income of $278 million for the comparable period of 1999, which includes a gain of $274 million related to the sale of the Company's interest in Galileo International, Inc. The diluted loss per common share of $2.52 is 169 percent below the diluted earnings per share of $3.65 for 1999.

     Total revenue passenger miles for the first nine months were up by 11.1 percent while total available seat miles increased 11.1 percent. The load factor for the period of 70.7 percent was unchanged from 1999. Revenue per available seat mile for the first three quarters of 2000 was 12.67 cents, down 4.2 percent, while cost per available seat mile of 12.75 cents was lower by 1.7 percent. Cost of aviation fuel per gallon was 91.04 cents, a 71.1 percent increase over 1999, while the number of gallons of fuel consumed increased by
9.6 percent.

     US Airways will conduct its third quarter conference call this afternoon at 1 p.m. Interested parties are invited to listen to US Airways President and CEO Gangwal and other company senior officers as they discuss the earnings results with analysts from the investment community. The conference call will be held via a special webcast on US Airways' website usairways.com at the following location:

     http://investor.usairways.com/medialist.cfm

     The webcast will last approximately one hour. Interested parties should log on at least five minutes prior to the call in order to register. An archive of the conference call also will be available on the US Airways web site through Jan. 17, 2001.

-more-


US AIRWAYS GROUP 3RD QUARTER NET LOSS IS $30 MILLION
COMPARED TO $85 MILLION LOSS IN 3RD QUARTER OF 1999
Page Three
Oct. 18, 2000




     To listen to the call, Real Player must be installed. Real Player can be downloaded through the US Airways website by following the instructions shown on the Presentations page (URL listed above).
 The download is free and should take approximately 10 minutes.
-30-
NUMBER:  3976
                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                Three Months Ended September 30,
                              -----------------------------------
                                 2000          1999      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    2,142    $    1,869       14.6
 Cargo and freight                   42            34       23.5
 Other                              197           199       (1.0)
                              ---------     ---------
   Total Operating Revenues       2,381         2,102       13.3

Operating Expenses
 Personnel costs                    915           892        2.6
 Aviation fuel                      347           198       75.3
 Commissions                         90           119      (24.4)
 Aircraft rent                      130           124        4.8
 Other rent and landing fees        116           108        7.4
 Aircraft maintenance               125           130       (3.8)
 Other selling expenses             105           102        2.9
 Depreciation and amortization       94            92        2.2
 Other                              454           448        1.3
                              ---------     ---------
   Total Operating Expenses       2,376         2,213        7.4
                              ---------     ---------
   Operating Income (Loss)            5          (111)    (104.5)

Other Income (Expense)
 Interest income                     16            19      (15.8)
 Interest expense                   (65)          (47)      38.3
 Interest capitalized                 9            12      (25.0)
 Gain on sale of investment          --            --         --
 Other, net                          (2)           --         --
                              ---------     ---------
   Other Income (Expense), Net      (42)          (16)     162.5
                              ---------     ---------
Income (Loss) Before Taxes and
 Cumulative Effect of
 Accounting Change                  (37)         (127)     (70.9)

   Provision (Credit) for
   Income Taxes                      (7)          (42)     (83.3)
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change        (30)          (85)     (64.7)

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes of $63 Million         --            --         --
                              ---------     ---------
Net Income (Loss)            $      (30)   $      (85)     (64.7)
                              =========     =========

Earnings (Loss) per Common Share
 Basic
  Before Accounting Change   $    (0.45)   $    (1.19)     (62.2)
  Cumulative Effect of
   Accounting Change         $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
   Common Share              $    (0.45)   $    (1.19)     (62.2)
                              =========     =========

 Diluted
  Before Accounting Change   $    (0.45)   $    (1.19)     (62.2)
  Cumulative Effect of
   Accounting Change         $       --    $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
   Common Share              $    (0.45)   $    (1.19)     (62.2)
                              =========     =========

Shares Used for Computation (000)
 Basic                           67,056        71,601
 Diluted                         67,056        71,601




                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
       (dollars in millions, except per share amounts)

                                Nine Months Ended September 30,
                              -----------------------------------
                                 2000          1999      % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    6,238    $    5,788        7.8
 Cargo and freight                  120           110        9.1
 Other                              554           562       (1.4)
                              ---------     ---------
   Total Operating Revenues       6,912         6,460        7.0

Operating Expenses
 Personnel costs                  2,668         2,507        6.4
 Aviation fuel                      904           490       84.5
 Commissions                        280           373      (24.9)
 Aircraft rent                      380           343       10.8
 Other rent and landing fees        336           322        4.3
 Aircraft maintenance               380           367        3.5
 Other selling expenses             328           297       10.4
 Depreciation and amortization      277           250       10.8
 Other                            1,325         1,254        5.7
                              ---------     ---------
   Total Operating Expenses       6,878         6,203       10.9
                              ---------     ---------
   Operating Income (Loss)           34           257      (86.8)

Other Income (Expense)
 Interest income                     53            48       10.4
 Interest expense                  (186)         (144)      29.2
 Interest capitalized                26            29      (10.3)
 Gain on sale of investment          --           274     (100.0)
 Other, net                          (3)           16     (118.8)
                              ---------     ---------
   Other Income (Expense), Net     (110)          223     (149.3)
                              ---------     ---------
Income (Loss) Before Taxes and
 Cumulative Effect of
 Accounting Change                  (76)          480     (115.8)

   Provision (Credit) for
   Income Taxes                     (11)          202     (105.4)
                              ---------     ---------
Income (Loss) Before Cumulative
 Effect of Accounting Change        (65)          278     (123.4)

Cumulative Effect of Accounting
 Change, Net of Applicable
 Income Taxes of $63 Million       (103)           --         --
                              ---------     ---------
Net Income (Loss)            $     (168)   $      278     (160.4)
                              =========     =========
Earnings (Loss) per Common Share
 Basic
  Before Accounting Change   $    (0.97)   $     3.72     (126.1)
  Cumulative Effect of
   Accounting Change         $    (1.55)   $       --         --
                              ---------     ---------
  Net Earnings (Loss) per
   Common Share              $    (2.52)   $     3.72     (167.7)
                              =========     =========

Diluted
 Before Accounting Change    $    (0.97)   $     3.65     (126.6)
 Cumulative Effect of
  Accounting Change          $    (1.55)   $       --         --
                              ---------     ---------
 Net Earnings (Loss) per
  Common Share               $    (2.52)   $     3.65     (169.0)
                              =========     =========

Shares Used for Computation (000)
 Basic                           66,797        74,653
 Diluted                         66,797        76,013



                        US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                Three Months Ended September 30,
                              -----------------------------------
                                2000                        %
                              (Note 1)        1999        Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $    1,967    $    1,663       18.3
 US Airways Express
  transportation revenues           229           198       15.7
 Cargo and freight                   41            33       24.2
 Other                              139           175      (20.6)
                              ---------     ---------
  Total Operating Revenues        2,376         2,069       14.8

Operating Expenses
 Personnel costs                    863           832        3.7
 Aviation fuel                      329           182       80.8
 Commissions                         84           108      (22.2)
 Aircraft rent                      115           108        6.5
 Other rent and landing fees        110           100       10.0
 Aircraft maintenance               102           107       (4.7)
 Other selling expenses              97            92        5.4
 Depreciation and amortization       89            83        7.2
 US Airways Express capacity
  purchases                         195           162       20.4
 Other                              381           402       (5.2)
                              ---------     ---------
  Total Operating Expenses        2,365         2,176        8.7
                              ---------     ---------
  Operating Income (Loss)            11          (107)    (110.3)

Other Income (Expense)
 Interest income                     26            65      (60.0)
 Interest expense                   (64)          (48)      33.3
 Interest capitalized                 4             7      (42.9)
 Gain on sale of investment          --            --         --
 Other, net                          (3)           --         --
                              ---------     ---------
  Other Income (Expense), Net       (37)           24     (254.2)
                              ---------     ---------
Income (Loss) Before Taxes
 and Cumulative Effect of
 Accounting Change                  (26)          (83)     (68.7)

  Provision (Credit) for
   Income Taxes                      (3)          (28)     (89.3)
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                  (23)          (55)     (58.2)

Cumulative Effect of
 Accounting Change, Net
 of Applicable Income
 Taxes of $63 Million                --            --         --
                              ---------     ---------
Net Income (Loss)            $      (23)   $      (55)     (58.2)
                              =========     =========

Note 1. Includes the activity of the former Shuttle, Inc. as of July 1, 2000.


                       US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in millions)

                                Nine Months Ended September 30,
                              ----------------------------------
                                2000                       %
                              (Note 1)        1999       Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $    5,623    $    5,161        9.0
 US Airways Express
  transportation revenues           651           581       12.0
 Cargo and freight                  117           107        9.3
 Other                              443           508      (12.8)
                              ---------     ---------
  Total Operating Revenues        6,834         6,357        7.5

Operating Expenses
 Personnel costs                  2,488         2,331        6.7
 Aviation fuel                      845           451       87.4
 Commissions                        257           338      (24.0)
 Aircraft rent                      330           295       11.9
 Other rent and landing fees        310           296        4.7
 Aircraft maintenance               310           289        7.3
 Other selling expenses             298           268       11.2
 Depreciation and amortization      256           227       12.8
 US Airways Express capacity
  purchases                         559           466       20.0
 Other                            1,145         1,143        0.2
                              ---------     ---------
  Total Operating Expenses        6,798         6,104       11.4
                              ---------     ---------
  Operating Income (Loss)            36           253      (85.8)

Other Income (Expense)
 Interest income                     85           170      (50.0)
 Interest expense                  (187)         (145)      29.0
 Interest capitalized                11            16      (31.3)
 Gain on sale of investment          --           274     (100.0)
 Other, net                          (5)           16     (131.3)
                              ---------     ---------
  Other Income (Expense), Net       (96)          331     (129.0)
                              ---------     ---------

Income (Loss) Before Taxes
 and Cumulative Effect of
 Accounting Change                  (60)          584     (110.3)

  Provision (Credit) for
   Income Taxes                      (6)          233     (102.6)
                              ---------     ---------
Income (Loss) Before
 Cumulative Effect of
 Accounting Change                  (54)          351     (115.4)

Cumulative Effect of
 Accounting Change, Net
 of Applicable Income
 Taxes of $63 Million              (103)           --         --
                              ---------     ---------
Net Income (Loss)            $     (157)   $      351     (144.7)
                              =========     =========

Note 1. Includes the activity of the former Shuttle, Inc. as of July 1, 2000.


                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                Three Months Ended September 30,
                                -------------------------------
                                                           %
                                    2000       1999     Change
                                  -------    -------   --------
Revenue passengers (thousands)*
 (Note 4)                          15,809     14,369    10.0
Total revenue passenger miles
 (millions) (Note 4)               12,890     10,771    19.7
Revenue passenger miles
 (millions)* (Note 4)              12,879     10,750    19.8
Total available seat miles
 (millions) (Note 4)               17,680     15,084    17.2
Available seat miles(millions)*
 (Note 4)                          17,666     15,056    17.3
Passenger load factor* (Note 4)      72.9%      71.4%    1.5 pts.
Break-even load factor (Note 2)      75.4%      76.6%   (1.2)pts.
Yield* (Notes 3 and 4)              15.27c     16.18c   (5.6)
Passenger revenue per available
 seat mile* (Notes 3 and 4)         11.13c     11.56c   (3.7)
Revenue per available seat mile
 (Notes 2, 3 and 4)                 12.15c     12.59c   (3.5)
Cost per available seat mile
 (Notes 2 and 4)                    12.28c     13.57c   (9.5)
Average passenger journey (miles)*
 (Note 4)                             815        748     9.0
Average stage length (miles)*         649        626     3.7
Revenue aircraft miles (millions)*    126        109    15.6
Cost of aviation fuel per gallon    98.27c     63.53c   54.7
Cost of aviation fuel per gallon
 (excluding fuel taxes)             91.33c     57.21c   59.6
Gallons of aviation fuel consumed
 (millions)                           335        287    16.7
Scheduled mileage completion factor* 97.8%      95.3%    2.5 pts.
Number of aircraft in operating
 fleet at period-end (Note 4)         416        404     3.0
Full-time equivalent employees at
 period-end (Note 4)               44,026     40,993     7.4

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations and the operations of its low-cost product, MetroJet.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers.

Note 3. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements." The 1999 amount has been adjusted to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.

Note 4. Includes the activity of the former Shuttle, Inc. as if it was merged into US Airways as of January 1, 1999.


                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                 Nine Months Ended September 30,
                                 ------------------------------
                                                           %
                                    2000       1999     Change
                                  -------    -------   --------
Revenue passengers (thousands)*
 (Note 4)                          45,031     42,901     5.0
Total revenue passenger miles
 (millions) (Note 4)               34,892     31,409    11.1
Revenue passenger miles
 (millions)* (Note 4)              34,849     31,343    11.2
Total available seat miles
 (millions) (Note 4)               49,348     44,400    11.1
Available seat miles(millions)*
 (Note 4)                          49,295     44,316    11.2
Passenger load factor* (Note 4)      70.7%      70.7%     -- pts.
Break-even load factor (Note 2)      73.0%      69.0%    4.0 pts.
Yield* (Notes 3 and 4)              16.41c     17.22c   (4.7)
Passenger revenue per available
 seat mile* (Notes 3 and 4)         11.60c     12.18c   (4.8)
Revenue per available seat mile
 (Notes 2, 3 and 4)                 12.67c     13.22c   (4.2)
Cost per available seat mile
 (Notes 2 and 4)                    12.75c     12.97c   (1.7)
Average passenger journey (miles)*
 (Note 4)                             774        731     5.9
Average stage length (miles)*         637        617     3.2
Revenue aircraft miles (millions)*    355        324     9.6
Cost of aviation fuel per gallon    91.04c     53.21c   71.1
Cost of aviation fuel per gallon
 (excluding fuel taxes)             84.45c     47.01c   79.6
Gallons of aviation fuel consumed
 (millions)                           929        848     9.6
Scheduled mileage completion factor* 97.2%      96.3%    0.9 pts.
Number of aircraft in operating
 fleet at period-end (Note 4)         416        404     3.0
Full-time equivalent employees at
 period-end (Note 4)               44,026     40,993     7.4

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways' "mainline" operations and the operations of its low-cost product, MetroJet.

Note 2. Financial statistics exclude the revenues and expenses generated under capacity purchase arrangements US Airways has with certain US Airways Express air carriers.

Note 3. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting Bulletin 101, "Revenue Recognition in Financial Statements." The 1999 amount has been adjusted to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.

Note 4. Includes the activity of the former Shuttle, Inc. as if it was merged into US Airways as of January 1, 1999.


                    US Airways Group, Inc.           NEWS RELEASE
                    SUPPLEMENTAL SCHEDULE

                          (unaudited)
        (dollars in millions, except per share amounts)


                                 Three Months Ended September 30,
                                ---------------------------------
                                As Reported    Pro Forma     %
                                    2000          1999     Change
                                -----------   -----------  ------
US AIRWAYS GROUP, INC. (Note 1)
Operating Revenues
 Passenger transportation        $  2,142      $  1,906     12.4
 Cargo and freight                     42            34     23.5
 Other                                197           156     26.3
                                  -------       -------
  Total Operating Revenues       $  2,381      $  2,096     13.6
                                  =======       =======
Net Income (Loss)                $    (30)     $    (88)   (65.9)
                                  =======       =======

Earnings (Loss) per Common Share
 Basic                           $  (0.45)     $  (1.23)   (63.4)
 Diluted                         $  (0.45)     $  (1.23)   (63.4)


US AIRWAYS, INC. (Notes 1 and 2)
Operating Revenues
 Passenger transportation        $  1,967      $  1,740     13.0
 US Airways Express
  transportation revenues             229           198     15.7
 Cargo and freight                     41            33     24.2
 Other                                139           126     10.3
                                  -------       -------
  Total Operating Revenues          2,376         2,097     13.3
  Total Operating Expenses          2,365         2,208      7.1
                                  -------       -------
        Operating Income (Loss)  $     11      $   (111)  (109.9)
                                  =======       =======
Net Income (Loss)                $    (23)     $    (58)   (60.3)
                                  =======       =======

Note 1. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting
        Bulletin 101,"Revenue Recognition in Financial Statements." The Pro Forma 1999 amounts above are provided to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.

Note 2. Includes the activity of the former Shuttle, Inc. as if it was merged into US Airways as of January 1, 1999.


                     US Airways Group, Inc.           NEWS RELEASE
                     SUPPLEMENTAL SCHEDULE

                          (unaudited)
          (dollars in millions, except per share amounts)

                                  Nine Months Ended September 30,
                                ---------------------------------
                                              Pro Forma      %
                                   2000          1999      Change
                                ----------   -----------   ------

US AIRWAYS GROUP, INC. (Note 1)
Operating Revenues
 Passenger transportation         $  6,238     $  5,892       5.9
 Cargo and freight                     120          110       9.1
 Other                                 554          435      27.4
                                   -------      -------
  Total Operating Revenues        $  6,912     $  6,437       7.4
                                   =======      =======
Net Income (Loss)                 $   (168)    $    264    (163.6)
                                   =======      =======

Earnings (Loss) per Common Share
 Basic                            $  (2.52)    $   3.54    (171.2)
 Diluted                          $  (2.52)    $   3.48    (172.4)


US AIRWAYS, INC. (Notes 1 and 2)
Operating Revenues
 Passenger transportation         $  5,720     $  5,396       6.0
 US Airways Express
  transportation revenues              651          581      12.0
 Cargo and freight                     117          107       9.3
 Other                                 413          368      12.2
                                   -------      -------
  Total Operating Revenues           6,901        6,452       7.0
  Total Operating Expenses           6,850        6,211      10.3
                                   -------      -------
        Operating Income (Loss)   $     51     $    241     (78.8)
                                   =======      =======
Net Income (Loss)                 $    (44)    $    342    (112.9)
                                   =======      =======

Note 1. Effective January 1, 2000, US Airways changed its accounting policy related to Dividend Miles revenue recognition in connection with guidance found in the Securities and Exchange Commission Staff Accounting
        Bulletin 101,"Revenue Recognition in Financial Statements." The Pro Forma 1999 amounts above are provided to show what US Airways would have reported if the new accounting policy had been in effect in periods prior to 2000.

Note 2. Includes the activity of the former Shuttle, Inc. as if it was merged into US Airways as of January 1, 1999.